SCHEDULE 14A
                         (RULE 14A-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
            EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted
by Rule 14a-        6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-
12

                         PCC GROUP, INC.
                        -----------------
         (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Regis trant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:
                         PCC GROUP, INC.
                     163 University Parkway
                    Pomona, California 91768

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   To be Held on June 2, 1999

To the Shareholders of PCC Group, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of PCC Group, Inc. will be held on Wednesday, June 2, 1999 at 10:00 a.m. local time, at the Company's executive offices located at 163 University Parkway, Pomona, California 91768 for the following purposes:

     1. To approve an amendment to the By-laws to provide that the authorized number of directors shall be a range from five (5) to seven (7), with the exact number to be fixed by the Board of Directors;

     2. To elect six directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected or qualified;

     3.  To approve an amendment to the Articles of Incorporation
(i) to eliminate the liability of directors for monetary damages to the fullest extent permissible under California law and (ii) to authorize the Company to indemnify the directors and officers to the fullest extent permissible under California law;

     4.  To approve the adoption of the Company's 1999 Stock
Option Plan;

     5. To ratify the appointment by the Board of Directors of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending September 30, 1999;

     6. To transact any other business which may properly come before the meeting.

     Only shareholders of record at the close of business on Friday, April 30, 1999 are entitled to notice of and to vote at the meeting and any adjournments thereof.

     All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting to assure your representation at the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.


                              By Order of the Board of Directors
                              PCC GROUP, INC.


                              Jack Wen
                              Chief Executive Office and
President

Pomona, California
May 5, 1999

                         PCC GROUP, INC.
                     163 University Parkway
                    Pomona, California 91768
                         (909) 869-6133
                   ___________________________

                         PROXY STATEMENT

             For the Annual Meeting of Shareholders
                           To Be Held

                          June 2, 1999
                  ____________________________

                       GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PCC Group, Inc. ("PCC Group" or the "Company"), for the Annual Meeting of Shareholders to be held on Wednesday, June 2, 1999 and any postponements or adjournments thereof (the "Annual Meeting").
The Annual Meeting will be held at the Company's executive offices located at 163 University Parkway, Pomona, California, at 10:00 a.m. local time. This Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy were first mailed to shareholders on or about May 5, 1999.

     Any shareholder giving a proxy may revoke it before it is voted by notifying the Secretary of PCC Group in writing before or at the Annual Meeting, by providing a proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote in person. All proxies will be voted as directed by the shareholder on the proxy card. If no choice is specified, proxies will be voted "FOR" the proposal to amend the By-laws, "FOR" the election of the nominees of the Board of Directors named in this Proxy Statement, "FOR" the proposal to amend the Articles of Incorporation, "FOR" the proposal to approve the adoption of the Company's 1999 Stock Option Plan, and "FOR" the proposal to ratify the appointment by the Board of Directors of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending September 30, 1999. It is not expected that any other matter other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters. Your cooperation in promptly returning the enclosed proxy will reduce PCC Group's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

     Only shareholders of record at the close of business on April 30, 1999 are entitled to receive notice of and to vote at the Annual Meeting. On that date, PCC Group had outstanding 2,766,339 shares of Common Stock, $.01 par value ("Common Stock"), each of which is entitled to one vote upon each proposal presented at the Annual Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast the total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the Annual Meeting and prior to the voting of his intention to cumulate his votes. If any shareholder gives such notice, all shareholders (including those voting by proxy) may then cumulate their votes. The candidates receiving the highest number of votes up to the number of directors to be elected will be elected. The approval of the amendments to the Articles of Incorporation and By-laws will require the affirmative vote of at least a majority of the outstanding shares of Common Stock, or at least 1,383,170 shares. Approval of all other proposals will require the affirmative vote of at least a majority in voting interest of the shareholders present in person or by proxy at the Annual Meeting.

     The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstention and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will be counted as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

     If sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed form of Proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by PCC Group. The original solicitation of proxies by mail may be supplemented by telephone, telegraph and personal solicitation by officers and other regular employees of PCC Group, but no additional compensation will be paid to such individuals on account of such activities. PCC Group will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.


                  PROPOSAL TO AMEND THE BY-LAWS

     On April 8, 1999, the Board of Directors approved, subject to shareholder approval, an amendment to Article II, Section 4 of the Company's By-laws that changed the number of directors of the Company's Board of Directors from a fixed number of five (5) to a range from five (5) to seven (7). The Board of Directors believes that an increase in the number of authorized Board members will allow the Company to recruit additional qualified directors who can supplement the skills and experience of the existing directors. If the shareholders approve this amendment to the By-laws, the Board of Directors has resolved to initially fix the directors at six (6).

The current language of Article II, Section 5 is as follows:

     The authorized number of Directors shall be five (5) until changed by a duly adopted amendment to the Articles of Incorporation or by amendment to this by-law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, as provided in Sec. 212.

The Board of Directors is proposing to amend the language of
Article II, Section 4 as follows:

     The authorized number of Directors shall be a range of five
(5) to seven (7), with the exact number to be fixed by the Board. This range may be changed by amendment to the Articles of Incorporation or by an amendment to this by-law adopted by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote, as provided in Sec. 212.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                    AMENDMENT OF THE BY-LAWS


                      ELECTION OF DIRECTORS

Nominees and Voting

     The By-laws of the Company currently provide for five directors; however, a proposal on the agenda of this Annual Meeting is to amend Article II, Section 4 of the By-laws such that the authorized number of directors shall be a range of five
(5) to seven (7), with the initial number fixed at six (6). The Board of Directors will present six nominees for election as directors; however, in the event the proposal to increase the authorized number of directors is not approved by a majority of shareholders, only the five nominees receiving the largest number of shareholder votes will be elected directors.

     The Board of Directors has nominated for election as directors Jack Wen, Gary Blum, George Rodda, Jr. (all of whom are incumbent directors), J. L. Yin, Donald Johnson and Richard Huang. All of these nominees have indicated that they are able and willing to serve as directors. All directors will be elected to hold office until the next Annual Meeting and until their respective successors are elected and qualified.

     Management proxies will be voted "FOR" the election of all of the above named nominees unless the shareholder indicates that the proxy shall not be voted for all or any one of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by management.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
    ELECTION OF THE SIX PERSONS NOMINATED FOR DIRECTOR HEREIN

Management of the Company

     The following table sets forth certain information as of April 30, 1999 with respect to the Board's current directors, all of whom are nominees, and new nominees:

Executive Officers,
Directors, and Director
Nominees            Age            Position with the Company

Jack Wen            44             Chairman of the Board, Chief
                                   Executive Officer, and President
Gary Blum           58             Director
George Rodda, Jr.   68             Director
J. L. Yin           47             Vice President and Director Nominee
Donald Johnson      62             Vice President of Finance, Chief
                                   Financial Officer, and Director
                                   Nominee
Richard Huang       49             Vice President of Engineering and
                                   Director Nominee


Business Experience of Directors During the Past Five Years

Jack Wen has served as PCC Group's Chairman of the Board, Chief
Executive Officer and President since October 1989. He is the brother of J. L. Yin.

Gary Blum has been a director of PCC Group since 1992. Mr. Blum is the principal of the Law Offices of Gary L. Blum, Los Angeles, California, which he founded in June 1988. Mr. Blum currently serves as a director of Digitran Systems, Incorporated, a publicly held company specializing in the manufacturing and marketing of simulator training devices. He received J. D. and M.B.A. degrees from the University of Southern California.

George Rodda, Jr. has been a director of PCC Group since 1995. Mr. Rodda is an attorney with offices in Newport Beach and Washington, D.C. Mr. Rodda founded WMD Micro Distributors, Inc., the predecessor corporation to the Company, in 1983. He is also a director of Bagdad Chase, Inc., a public company which owns mines in California and Idaho.

J. L. Yin has served as a Vice President of the Company since 1991, and since December 1998, and currently is the President of Computer Discount Center, Inc., a wholly owned subsidiary of the Company. From 1987 to 1991 she was Managing Director of PCCraft GmbH; and she was the Executive Manager of E.O. International, a Taiwanese manufacture and distributor of computer and electronic products from 1982 until 1987. Ms. Yin is a graduate of Wen Tzao Ursula College and Fu Jen University. She is the sister of Jack Wen.

Donald Johnson, Vice President of Finance and Chief Financial Officer, joined PCC Group in 1998. Previously, since 1994, he had an accounting and business management consulting practice with Business Management Services, a financial and management consulting firm. From 1990 to 1994 he served as Vice President of Finance for Vector Aeromotive Corporation, a publicly traded company producing an exotic sports car. From 1973 to 1990 Mr. Johnson was Treasurer and Chief Financial Officer for ACL Technologies, a manufacturer of aircraft and hydraulic testing systems. Mr. Johnson received a B.S. from California State University at Los Angeles and an M.B.A. from Pepperdine University.

Richard Huang, Vice President of Engineering, joined PCC Group in 1996 and is responsible for domestic and international project management. Formerly, he served as a consultant for Premier Technology, Inc. (1992-96), as Senior Mechanical Engineer for Brown & Root Braun, Inc. (1989-92), as Senior Mechanical Engineer for Bechtel Power Co. (1987-89), and as Engineering Group Supervisor for Pacific Engineers and Contractors Ltd. (1983-87). Mr. Huang obtained a Ph.D. in Mechanical Engineering from Maryland State University and an M.S. degree from National Chen-Kong University, Taiwan.

Meetings of the Board of Directors and Committees

     PCC Group's Board of Directors met seven times during fiscal 1998. All directors were present at each meeting. PCC Group maintains Compensation, Nominating and Audit Committees. The Compensation Committee currently consists of Mr. Wen and Mr. Blum. The Nominating and Audit Committees currently consist of Mr. Blum and Mr. Rodda.

     The Compensation Committee sets the compensation policies applicable to PCC Group's executive officers, determines the compensation of the executive officers, subject to review by the Board of Directors and administers PCC Group's employee stock option plan and stock bonus plan. Currently the Nominating Committee has no specific policy regarding nominees recommended by shareholders. In the event a shareholder submits a nominee, the Nominating Committee will review the background of such nominee and respond appropriately following such review. The Audit Committee recommends the engagement of the Company's independent auditors and reviews with them the plan and scope of their audit for each year, the results of such audit when completed, and their fees for services performed. Each of such Committees met once during fiscal 1998 and all members were present.

Compensation of Directors

     Directors of the Company do not receive cash compensation for their services as Directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors.


         PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

     In April 1999, the Company's Board of Directors unanimously approved the amendment of the Company's Articles of Incorporation, subject to the approval of the shareholders, to add a new Article V to read as follows:

     "The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. The corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under California law."

     The foregoing amendment to the Articles of Incorporation contains the language suggested by the California Secretary of State for all new corporations. This provision is intended to eliminate the personal liability of a director for monetary damages in an action brought by, or in the right of, the Company for breach of a director's duties to the Company or its shareholders. This provision in the Articles does not eliminate the directors' fiduciary duty and does not apply to certain liabilities: (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law; (ii) for acts or omissions that a director believes to be contrary to the best interest of the Company or its shareholders or that involve the absence of good faith on the part of the director; (iii) for any transaction from which a director derived an improper personal benefit; (iv) for acts or omissions that show a reckless disregard for the director's duty to the Company or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the Company or its shareholders; (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the Company or its shareholders; (vi) with respect to certain transactions or the approval of transactions in which a director has a material financial interest; and (vii) expressly imposed by statute for approval of certain improper distributions to shareholders or certain loans or guarantees. This provision also does not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's duty of care.

     Section 317 of the California Corporations Code ("Section 317") provides that a California corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful. Section 317 also provides that a California corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such persons shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses which the court shall deem proper. Section 317 provides further that to the extent a director or officer of a California corporation has been successful in the defense of any action, suit or proceeding referred to in the previous paragraphs or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith; that indemnification authorized by
Section 317 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 317.

     The Company believes that the provisions to be added to the Articles of Incorporation are standard provisions of substantially all newer California corporations. These provisions merely recite the legal protections that are explicitly authorized by the California Corporations Code as being available to officers and directors of California corporations. The Company believes that in order to retain its current directors and to recruit new directors, its Articles of Incorporation should contain the limitation of liability clauses that the Company believes are standard for most California corporations.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
           AMENDMENT OF THE ARTICLES OF INCORPORATION


     PROPOSAL TO ADOPT THE COMPANY'S 1999 STOCK OPTION PLAN

     In April 1999, the Company's Board of Directors unanimously approved the Company's 1999 Stock Option Plan (the "1999 Plan"). The purpose of the 1999 Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance shareholder returns. The full text of the 1999 Plan appears as Exhibit A to this Proxy Statement and the description of the 1999 Plan herein is qualified by reference to Exhibit A.

     The 1999 Plan was adopted by the Board of Directors to supplement the Company's existing 1992 Incentive Stock Option Plan, under which there remains only 100,000 shares available for issuance and the Company's existing 1992 Bonus Stock Option Plan, under which there remains only 200,000 shares available for issuance.. The Board of Directors believes that, in order to attract qualified employees, officers, consultants and directors to the Company and to provide incentives to its current employees, officers, consultants and directors, it is necessary to be able to grant options to purchase Common Stock to such persons. The Company expects to continue to grant options under its existing stock option plan until all options available thereunder have been granted and, thereafter, to the extent appropriate, to grant options under the new plan.

Description of the 1999 Plan

     The 1999 Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 250,000 shares of Common Stock. The 1999 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1999 Plan. Options granted under the 1999 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

     The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company).
The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 1999 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 1999 Plan at an exercise price of not less than 85% of the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

     Subject to the limitations contained in the 1999 Plan, options granted under the 1999 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason.

     Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable would terminate three months (six months in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination would immediately terminate concurrently with the termination of employment.

     The Board of Directors may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the Plan will not affect the Committee's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

     Options granted under the 1999 Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 1999 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1999 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1999 Plan is effective for ten years, unless sooner terminated or suspended.

Certain Federal Income Tax Consequences

     Incentive stock options granted under the 1999 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

     All other options granted under the 1999 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

     The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death..

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
             ADOPTION OF THE 1999 STOCK OPTION PLAN


         RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the accounting firm of BDO Seidman to serve as independent auditors for the current fiscal year, subject to ratification by the shareholders. BDO Seidman has served as the Company's independent auditors since October 1993. It is anticipated that representatives of BDO Seidman will be present at the Annual Meeting, and such representatives will be given the opportunity to make a statement, if they so desire, and to answer appropriate questions.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
              OF THE INDEPENDENT PUBLIC ACCOUNTANTS


              BENEFICIAL OWNERSHIP OF COMMON STOCK

               The following table sets forth, as of April 30, 1999, certain information with respect to (i) each person who is known by PCC Group to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each director of PCC Group, (iii) the executive officer named in the Summary Compensation Table in this Proxy Statement and (iv) all directors and executive officers as a group. Unless otherwise indicated, the address for each of the persons listed below is care of the Company, 163 University Parkway, Pomona, California 91768.

Name and Address of                Amount and Nature of   Percentage of
Beneficial Owner                   Beneficial Owner       Shares Outstanding
Jack Wen                               667,337(1)           22.1%
Gary Blum                                1,700               0.1%
George Rodda, Jr.                      152,650(2)            5.4%
Rita Wen (formerly Rita Soong)         338,381              12.2%
Jennifer Wen                           157,911               5.7%
J.L. Yin (also known as Tina Wen)      451,175              16.3%
All Directors, Director Nominees,
   and Executive Officers as a Group
   (6 persons)                       1,272,862(3)           41.4%
--------------------------------
 (1) Includes 416,837 shares held by Mr. Wen individually, and includes 250,000 shares underlying presently exercisable stock options. The above amount excludes (a) 157,911 shares owned by Jennifer Wen, Mr. Wen's wife, (b) 338,381 shares owned by Rita
Wen, Mr. Wen's sister, and (c) 451,175 shares owned by J.L. Yin,
Mr. Wen's sister. Mr. Wen disclaims beneficial ownership of these shares.

(2) Includes 60,000 shares underlying presently exercisable stock options.

(3) Includes 310,000 shares underlying presently exercisable stock options.

                     EXECUTIVE COMPENSATION

Compensation Summary

The following table sets forth the compensation paid to PCC
Group's Chief Executive Officer for services rendered in all capacities to PCC Group for the fiscal years ended September 30, 1998, 1997 and 1996. No other executive officer received compensation in excess of $100,000 for such periods.

                   SUMMARY COMPENSATION TABLE

                              Annual Compensation      Long Term
                                                       Compensation
                                                       Awards
                                                       Securities
Name and                                Other Annual   Underlying
Principal Position  Year    Salary      Compensation   Options
Jack Wen            1998  $120,000     $16,720 (1)
Chairman of the
Board, Chief       1997 $120,000  $27,722 (1)
Executive
Officer and
President          1996 $120,000  $18,757 (1)          250,000
---------------------------
(1) Consists solely of lease payments and insurance for a company car which has been provided for Mr. Wen's use.

Option Grants and  Exercises in Fiscal 1998

     No stock options were exercised by or granted to the Chief
Executive Officer during fiscal 1998.

Fiscal Year-End Option Values

     The following table provides information with respect to stock options held by the Chief Executive Officer:

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
             AND FISCAL YEAR-END OPTION VALUES TABLE

                              Number of Securities       Value of Unexercised
                              Underlying Unexercised     In-the-Money Options
                              Options at Fiscal Year-End at Fiscal Year-End(1) Shares Acquired Value
Name on Exercise  Realized Exercisable Unexercisable Exercisible Unexercisible
Jack Wen  ---       ---     250,000      ---         $865,912.50      ---

------------------------
(1) Value is determined by subtracting the exercise price from the fair market value (the closing price for Common Stock as reported by Nasdaq) as of September 30, 1998, the last trading day in the fiscal year ($4.750 per share), and multiplying the resulting number by the number of underlying shares of Common Stock.

Compensation Committee Report on Executive Compensation

     The Compensation Committee (the "Committee") of the Board of
Directors has prepared the following report (the "Report") for inclusion in this Proxy Statement.

Compensation Policy for Executive Officer.   The policy of the
Committee is to provide each executive officer current cash compensation that is reasonable and consistent with PCC Group's size, industry and performance, and long-term incentive compensation based on the performance of the Company's Common Stock and the achievement of long term goals. Through the fiscal year ended September 30, 1998, the Committee had not established the relative weight of any of the performance factors discussed below. The Committee has relied heavily on the recommendations of Mr. Wen in setting the compensation of the other executive officers.

Compensation for Executive Officers. The salary of each of the executive officers is based on his or her level of responsibility and contribution to PCC Group's performance and reflect any annual discretionary increases or decreases based primarily on performance factors. The Committee believes that the salaries of the executive officers are comparable to the salaries of executives with similar responsibilities at similarly situated companies, but has not formally studied the policies of other companies. PCC Group did not award bonuses to any executive officer for the fiscal year ended September 30, 1998.

Compensation of Chief Executive Officer. As with the other executive officers, Mr. Wen's compensation in fiscal 1998 was linked to his individual performance and the Company's performance. Mr. Wen's compensation consisted solely of his base salary and the use of a company car. The Committee believes that Mr. Wen's salary is at or below the salaries of other senior executives of similarly situated companies, but has not formally studied the policies of other companies. However, in setting Mr. Wen's annual salary, the Committee considered the number of shares and stock options owned by Mr. Wen.

Stock Option Plan. The Committee believes that basing a portion of the compensation of executive officers and other key employees on increases in the value of PCC Group Common Stock harmonizes the interests of the executives and the shareholders and is in the best interests of the shareholders. PCC Group's stock option plan is designed to accomplish this purpose. The Company did not award stock options to any employees or executive officers for the fiscal year ended September 30, 1998. However, the Committee intends to utilize stock option grants in the future to provide additional incentives to PCC Group's officers and employees.

Stock Bonus Plan. The Committee believes that the Company's Stock Bonus Plan provides a mechanism for rewarding employees for past services as well as encouraging employees to make significant extraordinary contributions to the long-term performance and growth of PCC Group. PCC Group did not, however, award stock bonuses to any of its executive officers during fiscal 1998.

                         The Compensation Committee
                         Jack Wen
                         Gary Blum

Compensation Committee Interlocks and Insider Participation

Mr. Wen (PCC Group's Chief Executive Officer and President) and
Mr. Blum (a non-employee director of PCC Group) served on the Compensation Committee of PCC Group during the past fiscal year.

Certain Transactions

     During 1992, the Company sold its 51% interest (51,000 shares) in an apparel company (PCC International Marketing, a California corporation, "PCCIM") to J.L. Yin (also known as Tina
Wen), a sister of Jack Wen, for $408,000, which consisted of $204,400 in cash and a note receivable in the amount of $204,400. In connection with the sale, the Company entered into a management agreement to provide certain management, accounting, and administrative support services to this corporation. The note receivable, which is collateralized by the shares of PCCIM which were purchased from the Company, bears interest at 8% per annum. The principal balance and accrued interest thereon was originally due June 30, 1994; however, the Company agreed to extend the due date to June 30, 1995. Subsequently, the due date was extended to December 30, 1996 and then to June 30, 1997. As of September 30, 1997 the outstanding balance on this note receivable was $100,000. The foregoing promissory note was repaid in full during fiscal 1998.

     During the past few years, PCC Group has invested its excess cash in highly liquid securities of other public companies. During June 1998, the Company sold its entire portfolio of such securities to Laser Micro System, a Taiwan based corporation owned by Bin Wen, father of Jack Wen (the Company's Chairman, Chief Executive Officer, and President) in exchange for a one year, $1,250,000 secured promissory note. The note was secured by a lien on the transferred securities and by the 250,000 shares of the Company's Series A preferred stock owned by the Buyer.
The note bore interest at an annual rate of 8.5%. Interest on the note was payable quarterly, and the entire unpaid balance was due on June 20, 1999. On March 19, 1999, Laser Micro prepaid the note in its entirety.

     During fiscal 1998, PCC Group made sales to related parties totaling $2,693,628 and made purchases from related parties totaling $2,182,756.

     PCC Group has an outstanding loan with a related party in the amount of $54,017. This loan represents an advance made by the Company to Laser Micro during the fiscal year ended September 30, 1997. The advance was made in connection with tire recycling equipment purchased for a tire recycling plant that the Company had invested in. Laser Micro is disputing its obligation to repay the advance. The Company anticipates that this advance will either be repaid or compromised during the current fiscal year.

     PCC Group also has an open account receivable from a related party of $1,494,355, which represents amounts owed to the Company by Computer Management Corp. ("CMC"), which is owned by Mr. Wen's sister. The $1,494,355 amount represents only the outstanding balance as of September 30, 1998.

Performance Graph

The following graph compares the cumulative shareholder return on PCC Group's Common Stock from September 30, 1993 through September 30, 1998, based on the market price of the Common Stock, with the cumulative total return of the NASDAQ Market Index and a Peer Group Index comprised of the following companies engaged in the sale or distribution of microcomputer products:
Arrow Electronics Inc., Avnet Inc., Gates/FA Distributing, Liuski International, Inc., Marshall Industries, SED International Holdings, Inc., Savoir Technology Group, Inc., Tech Data Corp., and United Stationers Inc. The graph assumes that the value of the investment in PCC Group's Common Stock and each index was $100 on September 30, 1993, and that any and all dividends were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.

                        [GRAPHIC OMITTED]

                     9/30/93   9/30/94  9/30/95   9/30/96 9/30/97   9/30/98
-----------------------------------------------------------------------------
PCC Group, Inc.       100.0      47.2     69.4     219.0   147.0    228.0
Nasdaq Stock Market   100.0     100.8    139.3     165.2   226.8    231.8
Peer Group Index      100.0      94.9    128.5     127.1   178.4    126.9
-----------------------------------------------------------------------------


                          MISCELLANEOUS

Section 16(a) Beneficial Ownership Report in Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish PCC Group with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports and written representations from the reporting persons, the Company believes that, during the period from October 1, 1997 through September 30, 1998, its executive officers, directors and greater than 10% shareholders have filed on a timely basis all reports required under Section 16(a),except for the following: on February 9, 1999, Gary L. Blum filed a Form 4 reporting transactions occurring in May 1998 and January 1999.

Proposals of Shareholders

    Shareholder proposals submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 2000 Annual Meeting of Shareholders must be received by January 5, 2000. If the Company is not notified of a shareholder proposal by March 20, 2000, then the proxies held by management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement. Shareholder proposals should be submitted to the Secretary, PCC Group, Inc., 163 University Parkway, Pomona, CA 91768.

Other Matters

     The Company knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not now known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

Annual Report on Form 10-K

     A copy of the Company's combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended September 30, 1998 accompanies this Proxy Statement. An additional copy will be furnished without charge to beneficial shareholders or shareholders of record upon request to the Secretary, PCC Group, Inc., 163 University Parkway, Pomona, CA 91768.
                         PCC GROUP, INC.

             Proxy For Annual Meeting of Shareholders

   This Proxy Is Solicited on Behalf of the Board of Directors
              of Creative Master International, Inc.

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby revokes all prior proxies and appoints Jack Wen and Don Johnson (the "Proxies"), and each of them, with full power of substitution, as the proxy of the undersigned to represent the undersigned and to vote all shares of Common Stock of PCC Group, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders, to be held on June 2, 1999, at 163 University Parkway, Pomona, California, 91768, and at any adjournments thereof.

1. AMENDMENT OF THE BY-LAWS

    Approval of an amendment to the By-laws to provide that the authorized number of directors shall be a range from five (5) to seven (7), with the exact number to be fixed by the Board.

     [ ] FOR   [ ] AGAINST          [ ] ABSTAIN

2. ELECTION OF SIX DIRECTORS

   Election of six directors, each to hold office until his or her successor shall have been elected or qualified.
   Nominees: Jack Wen, Gary Blum, George Rodda, Jr., J.L. Yin, Donald Johnson, and Richard Huang. Instruction: To withhold authority to vote for any nominee write that nominee's name in this space. _____________________________

     [ ] FOR the nominees listed above       [ ] WITHHOLD AUTHORITY
        except as indicated above             to vote for all nominees

3. AMENDMENT OF THE ARTICLES OF INCORPORATION

   Approval of an amendment to the Articles of Incorporation to eliminate the liability of directors for monetary damages to the fullest extent permissible under California law and to authorize the Company to indemnify the directors and officers to the fullest extent permissible under California law.

     [ ] FOR  [ ] AGAINST       [ ] ABSTAIN

4. 1999 STOCK OPTION PLAN

    Approval of the adoption of the Company's 1999 Stock Option
   Plan.


5. INDEPENDENT PUBLIC ACCOUNTANTS

   Ratification of the appointment of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending September 30, 1999

     [ ] FOR  [ ] AGAINST       [ ] ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless direction is given, this proxy will be voted "FOR" the proposal to amend the By-laws, "FOR" the election of the nominees of the Board of Directors named in this Proxy Statement, "FOR" the proposal to amend the Articles of Incorporation, "FOR" the proposal to approve the adoption of the Company's 1999 Stock Option Plan, and "FOR" the proposal to ratify the appointment by the Board of Directors of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending September 30, 1999.

Please sign below exactly as your name appears on the Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors, and administrators should sing in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

Signature(s)_______________________________________  Date________________

       PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
              PROMPTLY USING THE ENCLOSED ENVELOPE
                            EXHIBIT A

                     1999 STOCK OPTION PLAN
                               OF
                         PCC GROUP, INC.


1.   PURPOSES OF THE PLAN

     The purposes of the 1999 Stock Option Plan (the "Plan") of
PCC Group, Inc., a California corporation (the "Company"), are to:

               (a)         Encourage selected employees,
directors and consultants to improve operations and increase profits of the Company;

               (b)         Encourage selected employees,
directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

               (c)         Increase the interest of selected
employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "nonqualified options" ("NQOs").

2.   ELIGIBLE PERSONS

     Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.   STOCK SUBJECT TO THIS PLAN

     Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 250,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expire unexercised shall become available again for grants under the Plan.

4.   ADMINISTRATION

               (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

               (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion to: (i) grant Options; (ii) determine the fair market value of the Common Stock subject to Options; (iii) determine the exercise price of Options granted; (iv) determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) interpret this Plan; (vi) prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) modify or amend any Option with the consent of the optionee; (ix) defer (with the consent of the optionee) the exercise date of any Option, (x) authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

               (c)         All questions of interpretation,
implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.   GRANTING OF OPTIONS; OPTION AGREEMENT

               (a)         No Options shall be granted under
this Plan after ten years from the date the Board adopts this Plan.

               (b)         Each Option shall be evidenced by a
written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

               (c)         The stock option agreement shall
specify whether each Option it evidences is an NQO or an ISO.

               (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.   TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under this Plan shall be subject to the
terms and conditions set forth in Section 6.1.   NQOs shall be
also subject to the terms and conditions set forth in Section 6.2
but not those set forth in Section 6.3.   ISOs shall also be
subject to the terms and conditions set forth in Section 6.3 but not those set forth in Section 6.2.

     6.1  Terms and Conditions to Which All Options Are Subject.
All Options granted under this Plan shall be subject to the following terms and conditions:

          6.1.1   Changes in Capital Structure.  Subject to
Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

          6.1.2 Corporate Transactions. In the event of a Corporate Transaction (as defined below), the Administrator shall notify each optionee as soon as practicable. To the extent not previously exercised, all Options shall terminate immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided, however, that the Administrator, in its sole discretion, may permit exercise of any Options prior to their termination, even if such Options would not otherwise have been exercisable. A "Corporate Transaction" means a liquidation or dissolution of the Company, a merger or consolidation of the Company with or into another corporation or entity, a sale of all or substantially all of the assets of the Company, or a purchase of more than 50 percent of the outstanding capital stock of the Company, after approval by the Board, in a single transaction or a series of related transactions by one person or more than one person acting in concert.

          6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) in accordance with a schedule as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option, or (b) if no such schedule is set forth in the written stock option agreement, immediately as of the effective date of the stock option agreement granting the Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

          6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

          6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

          6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

               (a) Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Adminis trator shall approve (including, without limitation, by a security interest in the shares of the Company);

               (b)         Subject to the discretion of the
Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

               (c)         Subject to the discretion of the
Administrator, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

               (d)         By means of so-called cashless
exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve
Board.

          6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

          6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligation becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's
(i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

          6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and condi tions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of
Section 422 of the Code.

          6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

               (a)         If the stock of the Company is
regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

               (b)         In the absence of an established
market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business.

          6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement relating to such Option (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

     6.2 Terms and Conditions to Which Only NQOs Are Subject. The exercise price of Options granted under this Plan which are designated as NQOs shall not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

     6.3  Terms and Conditions to Which Only ISOs Are Subject.
Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

          6.3.1   Exercise Price.  (a) Except as set forth in
Section 6.3.1(b), the exercise price of an ISO shall be deter mined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

               (b) The exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

          6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the receipt of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

          6.3.3 Grant Date. If an ISO is granted in antici pation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

          6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.   MANNER OF EXERCISE

               (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections
6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

               (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by
Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.   EMPLOYMENT OR CONSULTING RELATIONSHIP

     Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.   CONDITIONS UPON ISSUANCE OF SHARES

     Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.  NONEXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.  MARKET STANDOFF

     Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 1 year period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to registration statements of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 1 year period.

12.  AMENDMENTS TO PLAN

     The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

13.  EFFECTIVE DATE OF PLAN; TERMINATION

     This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan (but not Options previously granted under this Plan) shall terminate within ten years from the date of its adoption by the Board.

14.  DELIVERY OF FINANCIAL STATEMENTS

     To the extent required by applicable laws, rules and regulations, the Company shall deliver to each optionee financial statements of the Company at least annually while such optionee holds an outstanding Option.